UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2019

CHESAPEAKE LODGING TRUST

(Exact name of Registrant as specified in its charter)

Maryland	001-34572	27-0372343
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Wilson Boulevard, Suite 625, Arlington, VA		22203
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (571) 349-9450

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange On Which Registered
Common Shares of Beneficial Interest, $.01 par value	CHSP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On September 2, 2019, Chesapeake Lodging Trust, a Maryland real estate investment trust (“Chesapeake”) and Park Hotels & Resorts Inc., a Delaware corporation (“Park”), reached an agreement to resolve two lawsuits on behalf of Chesapeake shareholders, including a purported class action, filed in the United States District Court for the District of Delaware.

The purported class action is captioned Kent v. Chesapeake Lodging Trust, et al., No. 1:19-cv-01201 (D.Del.) (the “Kent Action”), and the other action is Terlinden v. Chesapeake Lodging Trust, et al., No. 1:19-cv-01263 (D.Del) (the “Terlinden Action,” and together with the Kent Action, the “Actions”). The Actions challenge the proposed merger of Chesapeake with and into a subsidiary of Park (the “Merger”), in particular the adequacy of the disclosure found in the Preliminary Proxy Statement/Prospectus forming a part of the Registration Statement on Form S-4 filed by Park with the Securities and Exchange Commission (“SEC”) on June 14, 2019 (the “Preliminary Proxy Statement/Prospectus”).

In connection with resolution of the Actions, Chesapeake has agreed to make the following amended and supplemental disclosures (the “Amended and Supplemental Disclosures”) to the Definitive Proxy Statement/Prospectus filed by Park with the SEC on July 25, 2019 (the “Definitive Proxy Statement/Prospectus”). The Amended and Supplemental Disclosures should be read in conjunction with the Definitive Proxy Statement/Prospectus, which should be read in its entirety. Defined terms used but not defined in the Amended and Supplemental Disclosures have the meanings set forth in the Definitive Proxy Statement/Prospectus. Plaintiffs have agreed that, following the filing of this Current Report on Form 8-K (this “Report”), they will dismiss the Actions with prejudice as to the named plaintiffs only and, with regard to the Kent Action, without prejudice to the putative class.

The resolution of the Actions will not affect the timing of the special meeting of Chesapeake shareholders, which is scheduled to be held on September 10, 2019, or the amount of the consideration to be paid to Chesapeake shareholders in connection with the Merger. The resolution of the Actions is not, and should not be construed as, an admission of wrongdoing or liability by any defendant to the Actions. Furthermore, nothing in this Report or the resolution of the Actions shall be deemed an admission of the legal necessity or materiality of any of the Amended and Supplemental Disclosures. Defendants to the Actions deny that any further disclosure regarding the Merger is required under applicable laws other than that which has already been provided in the Definitive Proxy Statement/Prospectus. However, to avoid any risk of the Actions delaying or adversely affecting the Merger, to minimize the expense, burden, distraction and inconvenience of continued litigation and to resolve plaintiffs’ claims asserted in the Actions, Chesapeake has agreed to make these Amended and Supplemental Disclosures to the Definitive Proxy Statement/Prospectus.

SUPPLEMENT TO PROXY STATEMENT

The first sentence of the seventh paragraph under the heading “Background of the Merger” of the Definitive Proxy Statement/Prospectus is replaced in its entirety by the following:

Over the ensuing weeks, at the direction of Chesapeake, representatives of J.P. Morgan initiated contact with ten other publicly traded lodging REITs; and 30 prospective financial buyers in the United States and Asia, and Chesapeake entered into confidentiality agreements with a total of 23 potential strategic and financial buyers (all of which such confidentiality agreements expired prior to 2019).

The following sentence is added to the end of the seventh paragraph under the heading “Background of the Merger” of the Definitive Proxy Statement/Prospectus:

None of the indications of interest or proposals received during the 2016 process proposed a per share offer price greater than $30 per share.

The following sentence is added immediately after the second sentence of the thirteenth paragraph under the heading “Background of the Merger”:

The standstill provisions in the confidentiality agreement between Chesapeake and Party A do not prohibit Party A from submitting an acquisition proposal to Chesapeake in the event that Chesapeake enters into a definitive agreement providing for a transaction in the form of a merger or sale of all or substantially all of Chesapeake’s assets or other similar extraordinary transaction requiring the vote of shareholders of Chesapeake.

The second sentence of the second paragraph under the heading “Discounted Cash Flow Analysis” on page 66 of the Definitive Proxy Statement/Prospectus is replaced in its entirety by the following:

J.P. Morgan also calculated a range of terminal values for Chesapeake at the end of the five-year period ended 2023 by applying a terminal growth rate ranging from 1.50% to 2.50% (which range was chosen by J.P. Morgan based upon its professional judgment and experience and developed with, and reviewed and approved by, the management of Chesapeake) to the unlevered free cash flows of Chesapeake during the final year of the projections, with corresponding implied multiples of Chesapeake’s terminal value as a multiple of estimated EBITDA (excluding stock based compensation expenses) for the terminal year ranging from 12.3x to 17.6x.

The third sentence of the second paragraph under the heading “Discounted Cash Flow Analysis” on page 66 of the Definitive Proxy Statement/Prospectus is replaced in its entirety by the following:

The unlevered free cash flows and the range of terminal values were then discounted to present values as of March 31, 2019 using a range of discount rates from 7.25% to 8.25%, which range was chosen by J.P. Morgan based upon its professional judgement and experience and an analysis of the weighted average cost of capital of Chesapeake.

The second sentence of the fourth paragraph under the heading “Discounted Cash Flow Analysis” on page 66 of the Definitive Proxy Statement/Prospectus is replaced in its entirety by the following:

J.P. Morgan also calculated a range of terminal values for Park at the end of the five-year period ended 2023 by applying a terminal growth rate ranging from 1.50% to 2.50% (which range was chosen by J.P. Morgan based upon its professional judgement and experience and developed with, and reviewed and approved by, the management of Chesapeake) to the unlevered free cash flows of Park during the final year of the projections, with corresponding implied multiples of Park’s terminal value as a multiple of estimated EBITDA (excluding stock based compensation expenses) for the terminal year ranging from 11.9x to 17.3x.

The third sentence of the fourth paragraph under the heading “Discounted Cash Flow Analysis” on page 67 of the Definitive Proxy Statement/Prospectus is replaced in its entirety by the following:

The unlevered free cash flows and the range of terminal values were then discounted to present values as of March 31, 2019 using a range of discount rates from 7.00% to 8.00%, which range was chosen by J.P. Morgan based upon its professional judgement and experience and an analysis of the weighted average cost of capital of Park.

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ABOUT CHESAPEAKE LODGING TRUST

Chesapeake Lodging Trust is a self-advised lodging real estate investment trust (REIT) focused on investments primarily in upper-upscale hotels in major business and convention markets and, on a selective basis, premium select-service hotels in urban settings or unique locations in the United States. Chesapeake owns 20 hotels with an aggregate of 6,288 rooms in eight states and the District of Columbia. Additional information can be found on Chesapeake’s website at www.chesapeakelodgingtrust.com.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally include statements regarding the potential transaction between Park and Chesapeake, including statements regarding the expected timetable for completing the New York hotel sales and pending merger. These statements are often, but not always, made through the use of words or phrases such as “believe,” “expect,” “anticipate,” “should,” “plan,” “will,” “may,” “intend,” “estimate,” “aim,” “target,” “predict,” “project,” “seek,” “would,” “could,” “continue,” “possible,” “potential” and similar expressions. All such forward-looking statements are based on current expectations of management and therefore involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Key factors that could cause actual results to differ materially from those projected in the forward-looking statements include the ability to obtain the requisite approval of Chesapeake’s shareholders; uncertainties as to the timing to consummate the potential merger and sales of the New York hotels; the risk that a condition to closing the potential merger or sales of the New York hotels may not be satisfied; and the effects of industry, market, economic, political or regulatory conditions outside of Park’s or Chesapeake’s control. Other factors are described in Park’s and Chesapeake’s respective filings with the SEC, including Park’s and Chesapeake’s most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Chesapeake assumes no obligation to update any forward-looking statements, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

ADDITIONAL INFORMATION ABOUT THE PROPOSED TRANSACTION AND WHERE TO FIND IT

This communication relates to the proposed transaction pursuant to the terms of the Agreement and Plan of Merger, dated as of May 5, 2019, by and among Park, Chesapeake and the other entities party thereto. In connection with the proposed transaction, Park has filed with the SEC and attained effectiveness of a registration statement on Form S-4 that includes a proxy statement of Chesapeake and a prospectus of Park. Park and Chesapeake also plan to file other relevant documents with the SEC regarding the proposed transaction. A definitive proxy statement/prospectus has been sent to Chesapeake’s shareholders. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors may obtain a free copy of the definitive proxy statement/prospectus and other relevant documents filed by Park and Chesapeake with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by Park with the SEC are available free of charge on Park’s website at http:// www.pkhotelsandresorts.com or by contacting Park’s Investor Relations at (571) 302-5591. Copies of the documents filed by Chesapeake with the SEC are available free of charge on Chesapeake’s website at http:// www.chesapeakelodgingtrust.com or by contacting Chesapeake at (571) 349-9452.

Chesapeake and its trustees and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about trustees and executive officers of Chesapeake is available in its definitive proxy statement filed with the SEC on April 30, 2019. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is included in the definitive proxy statement/prospectus and other relevant materials filed with the SEC regarding the proposed transaction. Investors may obtain free copies of these documents from Park or Chesapeake using the sources indicated above.

This communication and the information contained herein shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 3, 2019	CHESAPEAKE LODGING TRUST

	By:	/s/ Graham J. Wootten
Graham J. Wootten
Senior Vice President and Chief Accounting Officer